UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  November 18, 2008

SKYWEST, INC.

(Exact name of registrant as specified in its charter)

Utah	0-14719	87-0292166
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

444 South River Road St. George, Utah		84790
(Address of principal executive offices)		(Zip Code)

(435) 634-3000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01—OTHER EVENTS

On November 18, 2008, SkyWest, Inc. (the “Company”) filed with the Securities and Exchange Commission a Current Report on Form 8-K (the “Initial Report”) for the purpose of disclosing information contained in a press release dated November 18, 2008.  This Amendment No.1 to Form 8-K/A (this “Amendment No. 1”) is filed as an amendment to the Initial Report.  This Amendment No. 1 is being filed to disclose under Item 8.01 the information set forth in the Initial Report under Item 2.01.  This Amendment No. 1 amends and supersedes the Initial Report on its entirety.

On November 18, 2008, the Company issued a press release announcing the declaration of a cash dividend, in the amount of $0.04 per share of common stock, payable to all holders of record of the common stock on December 31, 2008, and the continuation of its previously-authorized stock repurchase program.

The full text of SkyWest’s press release is furnished herewith as Exhibit 99.1.

ITEM 9.01—FINANCIAL STATEMENTS AND EXHIBITS

(d)           Exhibits

The following is filed as an exhibit to this report:

Exhibit Number	Title of Document	Location
99.1	Press release dated November 18, 2008	Attached

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SKYWEST, INC.

Date: December 17, 2008	By	/s/ Bradford R. Rich

Bradford R. Rich, Executive Vice President,
and Chief Financial Officer